UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 1)


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 30, 2005
                                                  -----------------------------

                        Capital Senior Living Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-13445                                           75-2678809
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(Commission File Number)                      (IRS Employer Identification No.)

      14160 Dallas Parkway
      Suite 300
      Dallas Texas                                         75254

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(Address of Principal Executive Offices)                 (Zip Code)

                                 (972) 770-5600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                Explanatory Note

         This amendment to the Current Report on Form 8-K, dated June 30, 2005, and filed on July 7, 2005, by Capital Senior Living Corporation (the "Company") is submitted to include Exhibit 10.1 and Exhibit 10.2.

Item 9.01   Financial Statements and Exhibits

     (a)    Not applicable.

     (b)    Not applicable.

     (c)    Exhibits.

            No.           Exhibit Name

            10.1 Master Lease Agreement, dated June 30, 2005, between Ventas Amberleigh, LLC and Capital Senior Management 2, Inc.

            10.2 Schedule identifying substantially identical agreements to Exhibit 10.1

         The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

            99.1 Press Release dated July 5, 2005 (incorporated by reference from the Company's Current Report on Form 8-K filed July 7, 2005)

            99.2 Press Release dated July 1, 2005 (incorporated by reference from the Company's Current Report on Form 8-K filed July 7, 2005)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 8, 2005                     Capital Senior Living Corporation


                                        By:  /s/ Ralph A. Beattie
                                        ---------------------------------------
                                        Name:    Ralph A. Beattie
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

           Exhibit
             No.          Exhibit Name
           -------        ------------

            10.1 Master Lease Agreement, dated June 30, 2005, between Ventas Amberleigh, LLC and Capital Senior Management 2, Inc.

            10.2 Schedule identifying substantially identical agreements to Exhibit 10.1

         The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

            99.1 Press Release dated July 5, 2005 (incorporated by reference from the Company's Current Report on Form 8-K filed July 7, 2005)

            99.2 Press Release dated July 1, 2005 (incorporated by reference from the Company's Current Report on Form 8-K filed July 7, 2005)